abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Smaller Companies Fund

abrdn U.S. Small Cap Equity Fund

abrdn China A Share Equity Fund

abrdn Emerging Markets Sustainable Leaders Fund

abrdn Emerging Markets ex-China Fund

abrdn Emerging Markets Fund

abrdn Global Absolute Return Strategies Fund

abrdn International Small Cap Fund

abrdn Intermediate Municipal Income Fund

abrdn U.S. Sustainable Leaders Fund

abrdn Dynamic Dividend Fund

abrdn Global Infrastructure Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Realty Income & Growth Fund

abrdn Ultra Short Municipal Income Fund

abrdn International Sustainable Leaders Fund

abrdn Global Equity Impact Fund

abrdn Global High Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 29, 2023 to the Funds’ statutory prospectus (the “Prospectus”), dated February 28, 2023, as supplemented to date

Effective March 31, 2023, the following replaces the table for the abrdn U.S. Sustainable Leaders Smaller Companies Fund in the section entitled, “Summary — abrdn U.S. Sustainable Leaders Smaller Companies Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Christopher Colarik, CFA®	Senior Investment Director	2023
Timothy Skiendzielewski, CFA®	Senior Investment Director	2012

Effective March 31, 2023, the following replaces the table for the abrdn U.S. Small Cap Equity Fund in the section entitled, “Summary — abrdn U.S. Small Cap Equity Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Christopher Colarik, CFA®	Senior Investment Director	2023
Timothy Skiendzielewski, CFA®	Senior Investment Director	2012

Effective March 31, 2023, the following replaces the table for the abrdn U.S. Sustainable Leaders Fund in the section entitled, “Summary — abrdn U.S. Sustainable Leaders Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Deputy Head of Developed Markets	2023
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanne McIntyre	Investment Director	2023
Jamie Mills O’Brien	Investment Director	2023

Effective March 31, 2023, the following replaces the table for the abrdn Dynamic Dividend Fund in the section entitled, “Summary — abrdn Dynamic Dividend Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Martin Connaghan	Investment Director	2018
Josh Duitz	Head of Global Income	2012*
Ruairidh Finlayson, CFA®	Investment Director	2020

*Includes service with unaffiliated investment adviser to Predecessor Fund.

Effective March 31, 2023, the following replaces the table for the abrdn Global Infrastructure Fund in the section entitled, “Summary — abrdn Global Infrastructure Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Josh Duitz	Head of Global Income	2008*
Donal Reynolds, CFA®	Investment Director	2022

*Includes service with unaffiliated investment adviser to Predecessor Fund.

Effective March 31, 2023, the following replaces the table for the abrdn International Sustainable Leaders Fund in the section entitled, “Summary — abrdn International Sustainable Leaders Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Andrew Brown	Investment Director	2023
Kurt Cruickshank	Investment Director	2023
Roseanna Ivory	Investment Director	2023

Effective March 31, 2023, the following replaces the table for the abrdn Global Equity Impact Fund in the section entitled, “Summary — abrdn Global Equity Impact Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Deputy Head of Developed Markets	2019*
Sarah Norris	Head of ESG – Equities	2019*

*Includes service to Predecessor Fund.

Effective March 31, 2023, the following replaces the section entitled, “Summary — abrdn International Small Cap Fund — Principal Strategies”:

Principal Strategies

The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies. For purposes of the Fund’s 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of or has its principal office in a country outside the U.S.;

•	the company has its principal securities trading market in a country outside the U.S.; and/or

•	the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2022, the MSCI All Country World ex-USA Small Cap Index  included companies with market capitalizations up to $8.50 billion.

Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies will continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the Fund’s 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Japan.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials and information technology sectors.

The Fund may invest:

•	up to 20% of net assets in debt securities;

•	up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•	up to 35% of net assets in emerging markets securities; and

•	without limit in foreign securities.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards momentum. When assessing quality, the Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. In assessing the growth outlook for stocks, the Advisers consider the industry backdrop, as well as management’s strategy to drive sales and profitability over the medium to long term. When looking at momentum, the Advisers consider both price momentum and earnings momentum. The investment team generally allows the weight of stocks with positive price and earnings momentum, which also meet its quality and growth criteria, to increase.

Effective March 31, 2023, the following replaces the section entitled, “Summary — abrdn International Small Cap Fund — Principal Risks”:

Principal Risks

The International Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services. For more information about the risks of other infrastructure-related sectors, see also “Concentration Risk” and “Infrastructure-Related Investments Risk” above.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Effective March 31, 2023, the following replaces the table for the abrdn International Small Cap Fund in the section entitled, “Summary — abrdn International Small Cap Fund — Portfolio Managers” in the Prospectus:

Name	Title	Served on the Fund Since
Kirsty Desson	Investment Director	2023
Liam Patel	Investment Analyst	2023

Effective March 31, 2023, the reference to the abrdn International Small Cap Fund is removed from the heading immediately preceding the first full paragraph in the section entitled, “Fund Details — Additional Information about Principal Strategies”. In addition, Effective March 31, 2023, the following is added to such section:

abrdn  International Small Cap  Fund.  In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser  (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards earnings momentum.

When assessing quality, the Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated.

In assessing the growth outlook for stocks, the analyst considers the industry backdrop, as well as management’s strategy to drive sales (geographic expansion, push into adjacencies, market shares gain) and profitability (improving margins) over the medium to long term.

Momentum factors are considered throughout the investment process. At the idea generation stage, both price momentum and earnings momentum feed into the Advisers’ stock screening tool with a higher weight applied to earnings momentum. The investment team then evaluates the potential upside or downside to consensus estimates for individual companies. Position sizing is also linked to momentum. Stocks demonstrating strong momentum characteristics, in the Advisers’ view, which also meet the Advisers’ quality and growth criteria, typically become larger holdings in the portfolio.

The Advisers seek to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality, growth and momentum characteristics are not yet fully recognized by the market.

Effective on March 31, 2023, the following replaces the information in the section entitled, “Fund Management — Portfolio Management” in its entirety:

Portfolio Management

The Adviser and Sub-advisers generally use a team-based approach for the management of each Fund. Information about the abrdn team members jointly and primarily responsible for managing each Fund is included below.

abrdn Dynamic Dividend Fund, abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn International Sustainable Leaders Fund, abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund and abrdn U.S. Sustainable Leaders Smaller Companies Fund

Each of the Dynamic Dividend Fund, Global Equity Impact Fund, Global Infrastructure Fund, International Small Cap Fund, International Sustainable Leaders Fund, U.S. Small Cap Equity Fund, U.S. Sustainable Leaders Fund and U.S. Sustainable Leaders Smaller Companies Fund is managed by the Developed Markets Equity Team. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the Adviser and Sub-adviser(s), as applicable, to perform the diligent research required by their process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. They are:

Portfolio Manager	Funds
Andrew Brown, CFA ® , Senior Investment Director Andrew Brown is a Senior Investment Director on the Developed Markets Team at abrdn. Andrew joined the company in 2005 on the Global Emerging Markets equity team, where he managed strategies focused on Israeli equities, Frontier Markets and Emerging EMEA. He then transferred to join the Global Equity Team in August 2014. He manages our EAFE, EAFE Small Cap and Innovation funds. Andy graduated from the University of St Andrews with a BSc in Geography. He is a CFA Charterholder.	abrdn International Sustainable Leaders Fund

Dominic Byrne, CFA ® , Deputy Head of Developed Markets Dominic is Deputy Head of Developed Markets and a portfolio manager on our global and responsible range of equity funds. Dominic joined the firm in 2000 as part of our UK Equity Team. In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2020, Dominic was appointed Head of Global Equity at the company. Dominic graduated with a MEng in Engineering Science and is a CFA charterholder.	abrdn Global Equity Impact Fund abrdn U.S. Sustainable Leaders Fund

Christopher Colarik, CFA ®, Senior Investment Director Chris Colarik is a portfolio manager responsible for US Small and Smid Cap strategies. Chris joins abrdn after having spent over two decades at Glenmede Investment Management as a portfolio manager on the Small Cap Equity strategy. Prior to joining Glenmede in 1997, he was at Brandywine Asset Management, now Brandywine Global. Chris earned a BS in Economics from the University of Delaware. He is a member of the CFA Institute and the CFA Society of Philadelphia.	abrdn U.S. Sustainable Leaders Smaller Companies Fund abrdn U.S. Small Cap Equity Fund

Martin Connaghan, Investment Director Martin Connaghan is an Investment Director on the Developed Markets Team at abrdn. Martin joined Murray Johnstone in 1998, which was subsequently acquired by Aberdeen Asset Management in 2001. Martin has held a number of roles including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. Martin primarily focuses on global and global income mandates.	abrdn Dynamic Dividend Fund

Kurt Cruickshank, CFA®, Investment Director Kurt Cruickshank is an Investment Director within the Developed Markets Team at abrdn. Kurt joined the company in September 2008 as a graduate. Kurt graduated with a MA in Economics and Law from Edinburgh University. Kurt is a CFA charterholder.	abrdn International Sustainable Leaders Fund

Kirsty Desson, Investment Director Kirsty Desson is an Investment Director within the Smaller Companies Team (which sits within the Developed Markets Team) at abrdn. She manages the global small cap strategies and leads discussions on the team’s global small-cap stock selection. Kirsty joined the company in September 2012 after a break from the industry. Prior to that, Kirsty started her career as a graduate at Martin Currie in October 2000. Following a stint on the US Equity desk, she moved to the Asia and Emerging Markets Team as Investment Manager. Kirsty graduated with a MA (Hons) in French from the University of St Andrews and holds the IMC.	abrdn International Small Cap Fund

Josh Duitz, Head of Global Income Josh Duitz is Head of Global Income at abrdn. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.	abrdn Dynamic Dividend Fund abrdn Global Infrastructure Fund

Ruairidh Finlayson, CFA ® , Investment Director Ruairidh Finlayson is an Investment Director on the Developed Markets Team at abrdn. Ruairidh joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Ruairidh worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.	abrdn Dynamic Dividend Fund

Christopher Haimendorf, CFA®, Senior Investment Director Christopher Haimendorf is a Senior Investment Director on the Developed Markets Team at abrdn. In this role, Chris analyzes current and prospective holdings and assists with the management of client portfolios. Chris brings a wealth of experience to the firm. He moved from the European Equities team where he worked as an Investment Director since 2001, having previously covered UK Equities. Chris joined the company in 1998 after graduating from the University of Cambridge with a BA (Hons) in Natural Sciences (Physiology) and is a CFA charterholder.	abrdn U.S. Sustainable Leaders Fund

Roseanna Ivory, Investment Manager Roseanna Ivory is an Investment Manager in the Developed Markets Team at abrdn. Roseanna joined the company on the graduate scheme in 2015 after completing an internship the previous summer. Roseanna graduated with a MA (Hons) in History from Peterhouse, Cambridge University.	abrdn International Sustainable Leaders Fund

Joanna McIntyre, CFA ® , Investment Director Joanna is an Investment Director in the Developed Markets Team at abrdn. Joanna joined the company in 2010 on the graduate program from Ernst and Young where she qualified as a Chartered Certified Accountant in 2009. She has worked across several areas of the business including Marketing, Product Development and the Real Estate Investment Specialists before joining the Multi-Asset Investment Specialists in early 2013. In January 2015, Joanna joined the Asia & GEM Equity Team before transferring to the Global Equity Team in April 2018. Joanna graduated with a MA in in Econometrics and Information Technology from University of Szczecin, Poland. Additionally she is a Chartered Certified Accountant, ACCA; holds the Investment Management Certificate and is a CFA ® charterholder.	abrdn U.S. Sustainable Leaders Fund

Portfolio Manager	Funds
Sarah Norris, Head of ESG – Equities Sarah is Head of ESG – Equities. Sarah joined the company in 2011 as a member of the European Equity Team before transferring the Global Equity team in 2021. Sarah previously worked at Referendum Ready, a non-profit campaign that partnered with the Government of Southern Sudan Mission prior to independence. She continues to work with Impact Sudan, a non-profit organisation based in the US that supports education and community development projects in South Sudan. Sarah has an MA (Hons) in International Relations and MLitt Post Graduate studies, both from St Andrews University	abrdn Global Equity Impact Fund

Jamie Mills O’Brien, Investment Manager Jamie Mills O’Brien is an Investment Manager in the Developed Markets Team at abrdn. Jamie joined the company on the graduate scheme in 2015 after completing an internship. Jamie holds an MA in History from the University of St Andrews, and gained a distinction from BPP in the Graduate Diploma in Law and Legal Practice Course.	abrdn U.S. Sustainable Leaders Fund

Liam Patel, Investment Analyst Asia/GEM Liam is an investment analyst in the Smaller Companies Team (which sits within the Developed Markets Team) at abrdn. He is responsible for providing research on Asia (ex Japan) and Emerging Market Small and Mid-Caps. Liam joined the Company in November 2020 from Kingfisher plc where he worked in corporate investor relations for one year. Previously he gained 5 years of experience as an Emerging Market Equity Analyst at British Airways Pension Fund where he focused on stock selection across Emerging Markets. Liam has a Master’s (MEng) and Bachelor’s (BEng) in Chemical Engineering, IMC and CFA UK Certificate in ESG Investing.	abrdn International Small Cap Fund

Donal Reynolds, CFA ® , Investment Director Donal is an Investment Director on the Developed Markets Team. Donal joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this Donal worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. Donal graduated with an MA in Chinese Studies and a BSC in Management. Additionally he holds the Investment Management Certificate and is a CFA Charterholder.	abrdn Global Infrastructure Fund

Tim Skiendzielewski, CFA®, Senior Investment Director Tim Skiendzielewski is a Senior Investment Director on the Developed Markets Team at abrdn and a portfolio manager for the US Equity Small Cap Core Strategy since 2012. Tim is responsible for US research coverage of software, IT services, and healthcare IT companies. Tim joined Aberdeen in 2012 from Morgan Stanley. Previously, Tim worked for both Promontory Financial Group and Navigant Consulting. Tim graduated with a BS in Finance from Georgetown University and earned an MBA from the University of Chicago. He is a CFA charterholder.	abrdn U.S. Small Cap Equity Fund abrdn U.S. Sustainable Leaders Smaller Companies Fund abrdn China A Share Equity Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets ex-China Fund and abrdn Emerging Markets Sustainable Leaders Fund

The China A Fund is managed by the Asian Equities Team. The Emerging Markets Fund, Emerging Markets ex-China Fund and Emerging Markets Sustainable Leaders Fund are managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion. The Adviser and Sub-advisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-advisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds (except the individuals based in Hong Kong who serve solely in an advice role), with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Pruksa Iamthongthong, CFA ® , Senior Investment Director Pruksa Iamthongthong is Senior Investment Director on the Asian equities team. Pruksa joined the company in 2007. Pruksa graduated with a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA charterholder.	abrdn China A Share Equity Fund

Jim Jiang, Investment Manager Jim Jiang is an Investment Manager on the Chinese equities team. Jim joined the company in 2018 after graduation. Jim graduated with a BSc in Quantitative Finance from the Hong Kong University of Science and Technology.	abrdn China A Share Equity Fund

Elizabeth Kwik, CFA ® , Investment Director Elizabeth Kwik is an Investment Director on the Chinese equities team. She is responsible for conducting investment research on Chinese companies and managing our Chinese equity portfolios. She joined the company in 2013, based in Hong Kong. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics and is a CFA Charterholder.	abrdn China A Share Equity Fund

Nicholas Yeo, CFA ® , Director and Head of Equities – China Nicholas Yeo is Director and Head of Equities - China at abrdn. Nicholas joined the company in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA ® charterholder.	abrdn China A Share Equity Fund

Kristy Fong, CFA ® , Senior Investment Director Kristy Fong is a Senior Investment Director on the Asian equities team. Kristy joined the company in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA charterholder.	abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund abrdn Emerging Markets Sustainable Leaders Fund

Joanne Irvine, Deputy Head of Global Emerging Markets Joanne Irvine is Deputy Head of Global Emerging Markets on the Global Emerging Markets Equity Team in London at abrdn. Joanne joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to abrdn, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.	abrdn Emerging Markets Fund

Devan Kaloo, Global Head of Public Markets Devan Kaloo is Global Head of Public Markets for abrdn. Devan joined the company in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined the company’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.	abrdn Emerging Markets Fund

Adam Montanaro, CFA ® , Investment Director Adam Montanaro is a Investment Director at abrdn. He is responsible for company analysis, investment research and portfolio construction. Adam joined the firm in 2013 from PwC where he was a Senior Associate in their Investment Management tax team specialising in hedge fund structuring. Adam graduated with a First-Class Honours degree from the University of Durham and is a Chartered Financial Analyst (CFA), Chartered Accountant (ACA) and member of the Institute of Chartered Accountants of England and Wales (ICAEW).	abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Sustainable Leaders Fund

Nick Robinson, CFA ® , Senior Investment Director Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the company‘s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start abrdn’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.	abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund abrdn Emerging Markets Sustainable Leaders Fund

David A. Smith, CFA ® , Senior Investment Director David Smith is a Senior Investment Director based in Singapore at abrdn, where he leads ESG research and integration across Asia. David heads the Asia Responsible Investing pod, which oversees the day-to-day running of the Asian Sustainable Development Equity Fund and is a member of the GEM Responsible Investing pod. He is also responsible for leading engagement with board members and management of abrdn’s investee companies in Asia. David spearheads our public advocacy on ESG issues, representing the company at leading international organizations dedicated to improving corporate best practice. He has appeared frequently at regional conferences and industry round tables, and has written for various newspapers and professional publications globally. Before joining the company in 2011, he worked for ISS as head of Asia (ex-Japan) research. David has a PhD in Corporate Governance and an MA in Corporate Strategy and Governance from the University of Nottingham and a BSc in Business Economics from the University of Wales. He is a CFA ® charterholder.	abrdn Emerging Markets Sustainable Leaders Fund

abrdn GARS® Fund

The GARS® Fund is managed by the Multi-Asset Team. The team works in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Thomas Maxwell, CFA ® , Investment Director Thomas Maxwell is an Investment Director in the Multi-Asset Solutions team at abrdn. He sits on the Strategic Investment Group, is co-chairperson of the Fixed Income Steering Group and a member of the Emerging Markets Steering Group. Prior to joining the Multi-Asset Solutions team in July 2018, Thomas was a portfolio manager within the Credit team for global credit funds, and he had research responsibilities for the financial sector. Thomas joined the company in 2010 as a credit analyst. Thomas graduated with a BA (Hons) from Manchester University, holds the Investment Management Certificate and is a CFA charter holder.	abrdn GARS ® Fund

Scott Smith, CFA ® , Head of Absolute Return Scott Smith is Head of Absolute Return and a GARS portfolio manager within Multi- Asset Solutions at abrdn. He is also a member of the Strategic Investment Group and the Global Tactical Asset Allocation (GTAA) committee. Previous experience involved implementation and oversight of absolute return strategies across the business. Scott joined the company in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Solutions Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA Charterholder.	abrdn GARS ® Fund

Alistair Veitch, Investment Director Alistair is an Investment Director in the Multi-Asset Solutions Team at abrdn. He sits on the Strategic Investment Group, is Chairperson of the Emerging Market Steering Group and a member of the Equity, Commodity and Thematic Research Steering Groups. Alistair joined the company in January 2015 as an Investment Director in the Asia & GEM Equities team. Previously, Alistair worked at Blackrock Investment Management, where he managed Asia Pacific (ex-Japan) equity funds across a range of mandates and had responsibility for stock selection across the region. Alistair played an integral role in producing strong fund performance and substantial growth of assets under the team’s management. Prior to this, Alistair worked in the Asia Pacific Equity Teams at both Edinburgh Fund Managers and Scottish Equitable, from 1993-1997 and from 1997-1998 respectively. Alistair graduated with a MA Hons (Cantab) in Mathematics from Gonville and Caius College at the University of Cambridge. He also holds the IMC.	abrdn GARS ® Fund

Carl Jones, CFA ® , Senior Investment Director Carl Jones is Senior Investment Director at abrdn, managing Multi-Asset Portfolios as part of the Global Active Allocation Team. Carl joined the company in February 2022 from Cardano, where he was a multi-asset portfolio manager managing UK Defined Benefit and Defined Contribution portfolios. Carl’s wider role within Cardano included being Chair of the defined contribution portfolio construction committee, a member of the committee that set global macro and asset allocation strategy (with a particular focus on equities and rates), as well as leading the portfolio implementation team. Prior to becoming a Portfolio Manager in 2015, Carl was a Global Multi-Asset Strategist focused on macro-economic research, asset allocation strategy, idiosyncratic trade idea generation, and macro hedge fund research. Prior to Cardano, he worked at Mercer as an Investment Analyst designing and implementing asset and liability strategies for large defined benefit pension schemes. Carl graduated with a Masters in Chemistry from the University of Oxford, is a CFA charterholder as well as holding the IMC and the CFA Certificate in ESG investing.	abrdn GARS ® Fund

abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund

Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Miguel Laranjeiro, Investment Director Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment management decisions for the abrdn Ultra Short Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Intermediate Municipal Income Fund. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by abrdn. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.	abrdn Intermediate Municipal Income Fund abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund

Jonathan Mondillo, Head of U.S. Fixed Income Jonathan Mondillo is Head of U.S. Fixed Income at abrdn, having previously served as Head of Municipals. He is responsible for overseeing three municipal bond mutual funds that span investment grade ultra-short maturities to high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.	abrdn Intermediate Municipal Income Fund abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund abrdn Global High Income Fund

The abrdn Global High Income Fund is managed by the Global High Yield Team. The Fund’s investment team employs a fundamental, bottom-up investment process, which is characterized by intensive first-hand research that includes a detailed evaluation of issuers and securities. The Adviser utilizes a team rather than an individual approach because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Funds
Ben Pakenham, Head of European High Yield and Global Loans Ben Pakenham is Head of European High Yield & Global Leveraged Loans at abrdn. Ben joined abrdn in 2011 from Henderson Global Investors where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Previously, Ben worked for New Star Asset Management as a high yield analyst and assistant fund manager. Ben holds a BS (Hons) in History from Leeds Metropolitan University.	abrdn Global High Income Fund

George Westervelt, CFA ® , Head of Global High Yield George Westervelt is Head of Global High Yield and Head of US High Yield Research. George joined abrdn in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining abrdn, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA charterholder.	abrdn Global High Income Fund

Matthew Kence, Investment Director Matthew Kence is an Investment Director and at abrdn. He is also responsible for covering US high yield Energy companies. Matt joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.	abrdn Global High Income Fund

Adam Tabor, CFA ® , Investment Director Adam Tabor is an Investment Director on the Global High Yield team at abrdn. Adam joined the company in 2010 on a graduate rotation scheme having previously interned in 2009. Adam graduated with an MA in Financial Economics from the University of St Andrews. He is a CFA Charterholder.	abrdn Global High Income Fund

abrdn Realty Income & Growth Fund

The Realty Income & Growth Fund is managed by the Global Real Estate Team. The Global Real Estate Team works in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Jay Carlington, CFA ® , Portfolio Manager Jay Carlington is a Portfolio Manager and is responsible for providing investment recommendations for abrdn’s Listed Real Estate Funds, with primary coverage in North America. Jay joined the company in 2017 from Green Street Advisors in Newport Beach, CA where he was lead analyst covering the U.S. Strip Center REIT Sector. Previously, Jay worked for Credit Suisse in New York as a sell side analyst covering consumer staples and healthcare. Prior to that, Jay worked for Moody’s Investors Service where he rated high-yield credits in the consumer sector. Jay graduated with a BBA in Finance from Pace University in New York City and is a CFA ® charterholder. Jay also holds his Series 7 license.	abrdn Realty Income & Growth Fund

Svitlana Gubriy, Head of Indirect Real Assets Svitlana Gubriy is Head of Indirect Real Assets at abrdn. abrdn’s Indirect Real Assets comprises global listed real estate, real estate multi-manager and indirect infrastructure platforms within the wider Real Assets team that manages over $70bn of real estate and infrastructure assets globally. Svitlana is responsible for the team based in Boston, London, Edinburgh, Singapore and Hong Kong managing the indirect real assets’ investments across a number of global and regional mandates. In addition, Svitlana has primary responsibilities for managing investments, identifying new investment opportunities and implementing our strategy for a number listed real estate strategies. Prior to joining the company in 2005, Ms. Gubriy worked in real estate investment banking division of Lehman Brothers in New York. Svitlana graduated with a Diploma with Honours in Applied Mathematics, an MA in Applied Economics and an MBA in Finance and Corporate Accounting. Svitlana also holds the Investment Management Certificate (IMC).	abrdn Realty Income & Growth Fund

Bill Pekowitz, REIT Analyst / Portfolio Manager Bill Pekowitz is a REIT Analyst / Portfolio Manager at abrdn. Bill is responsible for providing research and analysis of the North American real estate market. In this capacity, Bill is responsible for fundamental equity research of listed real estate companies, as well as analysis of underlying property markets across the region. In addition, his responsibilities include making investment recommendations and identifying new investment opportunities for the Funds. Bill has significant investment experience, initially working as an equity analyst for Value Line Inc.’s research department, before joining Prudential Equity Group as an associate analyst for REITs in 2004, and finally working for Cornerstone Real Estate Advisers from 2006 to 2012 as a senior analyst prior to joining Standard Life Investments. Bill graduated with a Bachelor of Science in Business and Economics and has completed Level II of the CFA designation.	abrdn Realty Income & Growth Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Please retain this Supplement for future reference.

abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Smaller Companies Fund

abrdn U.S. Small Cap Equity Fund

abrdn China A Share Equity Fund

abrdn Emerging Markets Sustainable Leaders Fund

abrdn Emerging Markets ex-China Fund

abrdn Emerging Markets Fund

abrdn Global Absolute Return Strategies Fund

abrdn International Small Cap Fund

abrdn Intermediate Municipal Income Fund

abrdn U.S. Sustainable Leaders Fund

abrdn Dynamic Dividend Fund

abrdn Global Infrastructure Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Realty Income & Growth Fund

abrdn Ultra Short Municipal Income Fund

abrdn International Sustainable Leaders Fund

abrdn Global Equity Impact Fund

abrdn Global High Income Fund

(each a Fund and, collectively, the “Funds”)

Supplement dated March 29, 2023 to the Funds’ Statement of Additional Information,

dated February 28, 2023, as supplemented to date (the “SAI”)

Effective on March 31, 2023, the following replaces the table in the section entitled “Investment Advisory and Other Services — Portfolio Managers” in the SAI:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Chris Haimendorf	U.S. Sustainable Leaders Fund	None
Tim Skiendzielewski	U.S. Small Cap Equity Fund	$100,001-$500,000
	U.S. Sustainable Leaders Smaller Companies Fund	None
Christopher Colarik*	U.S. Small Cap Equity U.S. Sustainable Leaders Smaller Companies Fund	None None
Joanna McIntyre*	U.S. Sustainable Leaders Fund	None
Jamie Mills O’Brien*	U.S. Sustainable Leaders Fund	None
Kirsty Desson*	International Small Cap Fund	None
Liam Patel*	International Small Cap Fund	None
Andrew Brown*	International Sustainable Leaders Fund	None
Kurt Cruickshank*	International Sustainable Leaders Fund	None
Roseanna Ivory*	International Sustainable Leaders Fund	None
Dominic Byrne	Global Equity Impact Fund U.S. Sustainable Leaders Fund	None None
Martin Connaghan	Dynamic Dividend Fund	None
Josh Duitz	Dynamic Dividend Fund	$10,001-$50,000
	Global Infrastructure Fund	$100,001-$500,000
Ruairidh Finlayson	Dynamic Dividend Fund	None
Sarah Norris	Global Equity Impact Fund	None

Donal Reynolds	Global Infrastructure Fund	None
Pruksa Iamthongthong	China A Fund	None
Jim Jiang	China A Fund	None
Elizabeth Kwik	China A Fund	None
Nicholas Yeo	China A Fund	None
Kristy Fong	Emerging Markets Fund	None
	Emerging Markets ex-China Fund	None
	Emerging Markets Sustainable Leaders Fund	None
Joanne Irvine	Emerging Markets Fund	None
Devan Kaloo	Emerging Markets Fund	None
Nick Robinson	Emerging Markets Fund	None
	Emerging Markets ex-China Fund	None
	Emerging Markets Sustainable Leaders Fund	None
David A. Smith	Emerging Markets Sustainable Leaders Fund	None
Adam Montanaro	Emerging Markets ex-China Fund	None
	Emerging Markets Sustainable Leaders Fund	None
Thomas Maxwell	GARS ® Fund	None
Scott Smith	GARS ® Fund	None
Alistair Veitch	GARS ® Fund	None
Carl Jones	GARS ® Fund	None
Miguel Laranjeiro	Intermediate Municipal Income Fund	None
	Short Duration High Yield Municipal Fund	None
	Ultra Short Municipal Income Fund	None
Jonathan Mondillo	Intermediate Municipal Income Fund	None
	Short Duration High Yield Municipal Fund	None
	Ultra Short Municipal Income Fund	None
Ben Pakenham	Global High Income Fund	None
George Westervelt	Global High Income Fund	None
Matthew Kence	Global High Income Fund	None
Adam Tabor	Global High Income Fund	None
Jay Carlington	Realty Income & Growth Fund	None
Svitlana Gubriy	Realty Income & Growth Fund	None
Bill Pekowitz	Realty Income & Growth Fund	None

* The information is as of March 31, 2023.

Effective March 31, 2023, the following replaces the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS”:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2022)
Chris Haimendorf	Registered Investment Companies: 12 accounts, $2,779.4 total assets
U.S. Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Tim Skiendzielewski	Registered Investment Companies: 12 accounts, $2,779.4 total assets
U.S. Small Cap Equity Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
U.S. Sustainable Leaders Smaller Companies Fund	Other Accounts: 21 accounts, $15,840.41 total assets
Christopher Colarik U.S. Small Cap Equity Fund U.S. Sustainable Leaders Smaller Companies Fund	Registered Investment Companies: 12 accounts, $2,779.4 total assets Other Pooled Investment Vehicles: 48 accounts, $7,346.15 total assets Other Accounts: 21 accounts, $15,840.41 total assets

Joanna McIntyre	Registered Investment Companies: 12 accounts, $2,779.4 total assets
U.S. Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Jamie Mills O’Brien	Registered Investment Companies: 12 accounts, $2,779.4 total assets
U.S. Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Kirsten Desson	Registered Investment Companies: 12 accounts, $2,779.4 total assets
International Small Cap Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Liam Patel	Registered Investment Companies: 12 accounts, $2,779.4 total assets
International Small Cap Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Andrew Brown	Registered Investment Companies: 12 accounts, $2,779.4 total assets
International Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Kurt Cruickshank	Registered Investment Companies: 12 accounts, $2,779.4 total assets
International Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Roseanna Ivory	Registered Investment Companies: 12 accounts, $2,779.4 total assets
International Sustainable Leaders Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Dominic Byrne	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Global Equity Impact Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
U.S. Sustainable Leaders Fund	Other Accounts: 21 accounts, $15,840.41 total assets
Martin Connaghan	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Josh Duitz	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Global Infrastructure Fund	Other Accounts: 21 accounts, $15,840.41 total assets
Ruairidh Finlayson	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Sarah Norris	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Global Equity Impact Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Donal Reynolds	Registered Investment Companies: 12 accounts, $2,779.4 total assets
Global Infrastructure Fund	Other Pooled Investment Vehicles: 48 accounts, $7,346.16 total assets
Other Accounts: 21 accounts, $15,840.41 total assets
Pruksa Iamthongthong	Registered Investment Companies: 4 accounts, $774.79 total assets
China A Fund	Other Pooled Investment Vehicles: 59 accounts, $16,006.64 total assets
Other Accounts: 44 accounts, $12,993.48 total assets
Jim Jiang	Registered Investment Companies: 4 accounts, $774.79 total assets
China A Fund	Other Pooled Investment Vehicles: 59 accounts, $16,006.64 total assets
Other Accounts: 44 accounts, $12,993.48 total assets
Elizabeth Kwik	Registered Investment Companies: 4 accounts, $774.79 total assets
China A Fund	Other Pooled Investment Vehicles: 59 accounts, $16,006.64 total assets
Other Accounts: 44 accounts, $12,993.48 total assets

Nicholas Yeo	Registered Investment Companies: 4 accounts, $774.79 total assets
China A Fund	Other Pooled Investment Vehicles: 59 accounts, $16,006.64 total assets
Other Accounts: 44 accounts, $12,993.48 total assets
Kristy Fong	Registered Investment Companies: 10 accounts, $5,089.59 total assets
Emerging Markets Fund	Other Pooled Investment Vehicles: 59 accounts, $16,006.64 total assets
Emerging Markets ex-China Fund	Other Accounts: 44 accounts, $12,993.48 total assets
Emerging Markets Sustainable Leaders Fund
Devan Kaloo	Registered Investment Companies: 6 accounts, $4,314.80 total assets
Emerging Markets Fund	Other Pooled Investment Vehicles: 22 accounts, $6,857.85 total assets
Other Accounts: 20 accounts, $6,425.91 total assets
Joanne Irvine	Registered Investment Companies: 6 accounts, $4,314.80 total assets
Emerging Markets Fund	Other Pooled Investment Vehicles: 22 accounts, $6,857.85 total assets
Other Accounts: 20 accounts, $6,425.91 total assets
Adam Montanaro	Registered Investment Companies: 6 accounts, $4,314.80 total assets
Emerging Markets ex-China Fund	Other Pooled Investment Vehicles: 22 accounts, $6,857.85 total assets
Emerging Markets Sustainable Leaders Fund	Other Accounts: 20 accounts, $6,425.91 total assets
Nick Robinson	Registered Investment Companies: 6 accounts, $4,314.80 total assets
Emerging Markets ex-China Fund	Other Pooled Investment Vehicles: 22 accounts, $6,857.85 total assets
Emerging Markets Fund	Other Accounts: 20 accounts, $6,425.91 total assets
Emerging Markets Sustainable Leaders Fund
David A. Smith	Registered Investment Companies: 6 accounts, $4,314.80 total assets
Emerging Markets Sustainable Leaders Fund	Other Pooled Investment Vehicles: 22 accounts, $6,857.85 total assets
Other Accounts: 20 accounts, $6,425.91 total assets
Thomas Maxwell	Registered Investment Companies: 1 account, $42.24 total assets
GARS ® Fund	Other Pooled Investment Vehicles: 10 accounts, $4,132.76 total assets
Other Accounts: 2 accounts, $3,563.86 total assets
Scott Smith	Registered Investment Companies: 1 account, $42.24 total assets
GARS ® Fund	Other Pooled Investment Vehicles: 10 accounts, $4,132.76 total assets
Other Accounts: 2 accounts, $3,563.86 total assets
Alistair Veitch	Registered Investment Companies: 1 account, $42.24 total assets
GARS ® Fund	Other Pooled Investment Vehicles: 10 accounts, $4,132.76 total assets
Other Accounts: 2 accounts, $3,563.86 total assets
Carl Jones	Registered Investment Companies: 1 account, $42.24 total assets
GARS ® Fund	Other Pooled Investment Vehicles: 3 accounts, $568.59 total assets
Other Accounts: 18 accounts, $1,339.57 total assets
Miguel Laranjeiro	Registered Investment Companies: 3 accounts, $940.14 total assets
Intermediate Municipal Income Fund	Other Pooled Investment Vehicles: 2 accounts, $100.24 total assets
Short Duration High Yield Municipal Fund	Other Accounts: 6 accounts, $1,556.19 total assets
Ultra Short Municipal Income Fund
Jonathan Mondillo	Registered Investment Companies: 3 accounts, $940.14 total assets
Intermediate Municipal Income Fund	Other Pooled Investment Vehicles: 2 accounts, $100.24 total assets
Short Duration High Yield Municipal Fund	Other Accounts: 6 accounts, $1,556.19 total assets
Ultra Short Municipal Income Fund
Ben Pakenham	Registered Investment Companies: 2 accounts, $393.43 total assets
Global High Income Fund	Other Pooled Investment Vehicles: 4 accounts, $691.95 total assets
Other Accounts: 2 accounts, $111.39 total assets
George Westervelt	Registered Investment Companies: 2 accounts, $393.43 total assets
Global High Income Fund	Other Pooled Investment Vehicles: 5 accounts, $1,433.54 total assets
Other Accounts: 3 accounts, $378.01 total assets

Matthew Kence	Registered Investment Companies: 2 accounts, $393.43 total assets
Global High Income Fund	Other Pooled Investment Vehicles: 5 accounts, $1,433.54 total assets
Other Accounts: 3 accounts, $378.01 total assets
Adam Tabor	Registered Investment Companies: 2 accounts, $393.43 total assets
Global High Income Fund	Other Pooled Investment Vehicles: 4 accounts, $691.95 total assets
Other Accounts: 2 accounts, $111.39 total assets
Jay Carlington	Registered Investment Companies: 1 account, $42.20 total assets
Realty Income & Growth Fund	Other Pooled Investment Vehicles: 16 accounts, $1,960.45 total assets (6 accounts, $997.65 total assets of which the advisory fee is based on performance)
Other Accounts: 2 accounts, $183.57 total assets
Svitlana Gubriy	Registered Investment Companies: 2 account, $459.89 total assets
Realty Income & Growth Fund	Other Pooled Investment Vehicles: 16 accounts, $1,960.45 total assets (6 accounts, $997.65 total assets of which the advisory fee is based on performance)
Other Accounts: 2 accounts, $183.57 total assets
Bill Pekowitz	Registered Investment Companies: 2 account, $459.89 total assets
Realty Income & Growth Fund	Other Pooled Investment Vehicles: 16 accounts, $1,960.45 total assets (6 accounts, $997.65 total assets of which the advisory fee is based on performance)
Other Accounts: 2 accounts, $183.57 total assets

Please retain this Supplement for future reference.